CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Ben Zadik, certify that:

In connection with the Annual Report on Form 10-K of Adex Media, Inc. (the “Company”) for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben Zadik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2009

/s/ Ben Zadik
Ben Zadik
Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Adex Media, Inc. and will be retained by Adex Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]